Summary prospectus

Global/international equity mutual fund

Delaware Emerging Markets Fund

Nasdaq ticker symbols
Class A	DEMAX
Class B	DEMBX
Class C	DEMCX
Class R	DEMRX
Institutional Class	DEMIX

March 29, 2013

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawareinvestments.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund's statutory prospectus and statement of additional information, both dated March 29, 2013 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Delaware Emerging Markets Fund

What is the Fund's investment objective?

Delaware Emerging Markets Fund seeks long-term capital appreciation.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	B	C	R	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	R	Inst.
Management fees	1.18%	1.18%	1.18%	1.18%	1.18%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.60%	none
Other expenses	0.27%	0.27%	0.27%	0.27%	0.27%
Total annual fund operating expenses	1.75%	2.45%	2.45%	2.05%	1.45%
Fee waivers and expense reimbursements	(0.05%)[2]	—	—	(0.10%)[2]	—
Total annual fund operating expenses after fee waivers and expense reimbursements	1.70%	2.45%	2.45%	1.95%	1.45%

1

If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2

The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A and Class R shares' 12b-1 fees to no more than 0.25% and 0.50% of average daily net assets, respectively, from March 28, 2013 through March 28, 2014. The waiver may be terminated only by agreement of the Distributor and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable Distributor's expense waivers for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	R	Inst.
1 year	$738	$248	$648	$248	$348	$198	$148
3 years	$1,090	$764	$1,039	$764	$764	$633	$459
5 years	$1,465	$1,306	$1,531	$1,306	$1,306	$1,094	$792
10 years	$2,515	$2,614	$2,614	$2,786	$2,786	$2,371	$1,735

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund invests primarily in a broad range of equity securities of companies located in emerging market countries. Emerging market countries include those currently considered to be developing by the World Bank, the United Nations or the countries' governments. These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Under normal circumstances, at least 80% of the Fund's net assets will be invested in emerging market issuers (80% policy). The Fund's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days' notice prior to any such change. The Fund may invest in companies of any size and may invest more than 25% of its total assets in the securities of issuers located in the same country.

Although the Fund invests primarily in companies from countries considered to be emerging, the Fund will also invest in companies that are not in emerging countries: (1) if the portfolio manager believes that the performance of a company or its industry will be influenced by opportunities in the emerging markets; (2) to maintain exposure to industry segments where the portfolio manager believes there are not satisfactory investment opportunities in emerging countries; and (3) if the portfolio manager believes there is the potential for significant benefit to the Fund.

The Fund's portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Fund seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Fund invests in securities of companies with sustainable franchises when they are trading at a discount to the manager's intrinsic value estimate for that security.

The Fund defines sustainable franchises as those companies with potential to earn excess returns above their cost of capital over the long-run. Sustainability analysis involves identification of a company's source of competitive advantage and the ability of its management to maximize its return potential. We prefer companies with large market opportunities in which to deploy capital, providing opportunities to grow faster than the overall economy.

Intrinsic value assessment is quantitatively determined through a variety of valuation methods including discounted cash flow, replacement cost, private market transaction, and multiples analysis.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investments not guaranteed by Delaware Management Company (Manager) or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Small company risk — The risk that investments in small- and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Derivatives risk — Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Foreign government/supranational risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

How has Delaware Emerging Markets Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling
800 523-1918 or by visiting our website at delawareinvestments.com/performance.

Prior to September 25, 2006, the Fund was sub-advised by Mondrian Investment Partners Limited (Mondrian). Since September 25, 2006, the Fund has been managed by the Manager. The historical returns do not reflect these changes.

Year-by-year total return (Class A)*

During the periods illustrated in this bar chart, Class A's highest quarterly return was 35.10% for the quarter ended June 30, 2009 and its lowest quarterly return was -26.90% for the quarter ended September 30, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2012

	1 year	5 years	10 years or lifetime
Class A return before taxes	9.65%	-2.01%	16.07%
Class A return after taxes on distributions	9.62%	-2.35%	14.42%
Class A return after taxes on distributions and sale of Fund shares	6.53%	-1.77%	14.04%
Class B return before taxes	11.56%	-1.98%	16.05%
Class C return before taxes	14.50%	-1.57%	15.88%
Class R return before taxes (lifetime: 8/31/09–12/31/12)	16.01%	n/a	7.91%
Institutional Class return before taxes	16.72%	-0.59%	17.05%
MSCI Emerging Markets Index (gross) (reflects no deduction for fees, expenses, or taxes)	18.63%	-0.61%	16.89%
MSCI Emerging Markets Index (net) (reflects no deduction for fees or expenses)	18.22%	-0.92%	16.52%

*The Fund has combined its prospectuses for the retail and institutional classes. The bar chart and the after-tax returns in the average annual total returns table show the performance of the Fund's Class A shares only.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Liu-Er Chen, CFA	Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare	September 2006

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund's website at delawareinvestments.com; by calling
800 523-1918; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire. Please refer to the Fund's prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100.  The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R and Institutional Class shares, there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the prospectus under "Choosing a share class" and on the Fund's website. We may reduce or waive the minimums or eligibility requirements in certain cases. No new or subsequent investments currently are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

Tax information

The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a
401(k) plan or an IRA.

Payments to broker/dealers and
other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SMPR-019 [11/12] DG3 18619 [4/13]